Exhibit 10.1

                               THE OZONE MAN, INC.

                             SUBSCRIPTION AGREEMENT

                                  INSTRUCTIONS


               IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.
          SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.


     1.  Fill in your name and amount of investment on Page 1.

     2. Individual Investors must complete the requested information on pages 10 and 11 and sign the signature page on Page 11.

     3.	 Entity Investors must complete the requested information on pages 12 and 13, and if applicable, page 14 and sign the signature page on page 13 and if applicable, page 14.


                      DELIVER THE EXECUTED AGREEMENTS TO:

                              The Ozone Man, Inc.
                        9454 Wilshire Blvd., Penthouse
                           Beverly Hills, CA 90212
                              Attn: Halden Shane

                ALONG WITH PAYMENT FOR THE STOCK SUBSCRIBED FOR

                                WIRE FUNDS TO:

                          City National City Bank
                          _______________________
                          _______________________
                            (____) ____________
                          Contact: _____________
                     Account Number: _______________
                 Routing (ABA) Number: ________________

     If you have any questions regarding this form, please contact Halden Shane for instructions at (310) 275-2255.

                                Name of Investor _____________________________

                                Amount of Investment__________________________


                             SUBSCRIPTION AGREEMENT


The Ozone Man, Inc. ("Company") and the Investor hereby agree as follows:

1. The Transaction. The Investor will purchase from the Company and the Company will sell to the Investor (i) 3,250 shares of Series B Stock Shares (the "Series B Stock"), for the purchase price of $1,000.00 per share and (ii) an aggregate of 350,000 shares of Common Stock of the Company for a purchase price of $5.00 per share, Together (the "Purchase Price"). Each of the Company and the Investor (the "Parties") agree that the purpose of the foregoing transaction and the inducement for the proposed purchase of the Subject Shares is to provide capital to assist the Company to expand through strategic acquisitions of established heating, ventilation, and air conditioning providers ("HVAC"), or similar service companies related to the core business of the Company, as well as to expand its sales revenues through advertising and marketing, all as contemplated herein or otherwise as mutually agreed upon by the Parties and set forth in the Purchase Agreement.

(a) Series B Stock. The Series B Stock shall be convertible at an exchange rate of 200 common shares for each Series B share or a total of 650,000 shares at the option of the Investor, and have a stated value per share of $1,000 . As further set forth in the Designations of Rights and Preferences of the Series B
Stock, the Series B Stock shall carry a cumulative dividend of 7.5% per annum and shall be senior in liquidation preference to all other classes of preferred stock. The dividend is payable in kind, at the election of the Company. The Series B Stock
Shares may be redeemed exclusively by the Company.


2. Use of Proceeds. The proceeds from the sale of the subject Shares will be used by the Company as follows:

(a) M&A Reserves. As set forth above, the business plan of the Company is to acquire established third party providers of certain HVAC and other services that management deems strategic to expand the markets intended to be serviced by the Company. The Company shall covenant to preserve the $3,250,000 of the proceeds of the sale of the Series B Stock for such acquisitions. The Series B shareholder shall have no right of approval over the acquisition, and the rights under this section shall apply solely to the obligation of the Company to acquire established HVAC companies or similar service companies related to the core business of the Company. The
M&A Reserves shall be maintained in available funds at a third party financial institution (i.e. bank, brokerage firm, money market fund or other investment instrument) mutually acceptable to the Parties.

(b)  Intentionally Omitted.

(c)  Intentionally Omitted.

(d) Expenses. Approximately $200,000 will be used to pay commissions and the Investors expenses, including legal fees of counsel to the Investor incurred in connection with legal due diligence, the preparation of the Purchase Agreement and negotiation and execution of the aforesaid license and consulting agreement.


3. Investor Delivery of Documents and Payment. I hereby tender to the Company (i) the full purchase price of the Stock I am purchasing by check or wire and (ii) one manually executed copy of this
Subscription Agreement.   If the Company does not receive and
accept my subscription by the Termination Date, my payment will be returned to me without interest or deduction.


4. Offering to Accredited Investors. This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. As indicated by the responses on the signature page hereof, the Investor is an accredited investor within the meaning of
Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.


5.  Closing and Delivery of Securities.   Once my subscription is
received and my payment is released to the Company, the certificates representing the shares of Stock will be delivered promptly to me along with a copy of a fully executed version of this Agreement.


6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

6.1 Due Incorporation and Qualification. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, operations, assets, financial condition or prospects of the Company ("Material Adverse Effect"). The Company has all requisite corporate power and authority necessary to own or hold its properties and conduct its business.

6.2 Authorized Capital; Outstanding Securities. As of the date hereof, the Company's capitalization is as described in its SEC filings. All of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and non-assessable.

6.3 No Preemptive Rights; Registration Rights. There are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common or Preferred B Stock or other securities of the Company, under the Certificate of Incorporation or By-Laws of the Company or under any agreement or other outstanding instrument to which the Company is a party or by which it is bound.

6.4  Private Offering Exemption; Offering Documents.  The
Subscription Agreement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
The Common and Preferred B Stock conforms in all material respects to the descriptions thereof contained herein. Assuming that (i) a proper Form D is filed in accordance with Rule 503 of Reg D, (ii) the offer and the sale of the Commonand Preferred B
Stock was made in compliance with Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, and (iii) the representations of the Subscribers in the Subscription Agreements signed by them are true and correct (which facts will not be independently verified by the Company), the sale of Common and Preferred B Stock in the Offering is exempt from registration under the Securities Act and is in compliance with Reg D.

6.5 Due Authorization. The Company has full right, power and authority to enter into this Subscription Agreement, to issue the Common and Preferred B Stock and to perform all of its obligations hereunder and thereunder. This Subscription
Agreement and Common and Preferred B Stock, when executed and delivered, will have been, duly authorized by all necessary corporate action and no further corporate action or approval is or will be required for their respective execution, delivery and performance. This Subscription Agreement and Common and
Preferred B Stock, upon execution and delivery will constitute, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefore may be brought and (iii) that the enforceability of the indemnification and contribution provisions of the respective agreements may be limited by the federal and state securities laws and public policy.

6.6 Non-Contravention; Consents. The Company's execution and delivery of the Subscription Agreement and the incurrence of the obligations herein set forth, and the consummation of the transactions contemplated herein will not (i) conflict with, or constitute a breach of, or a default under, the certificate of incorporation or by-laws of the Company, or any contract, lease or other agreement or instrument to which the Company is a party or in which the Company has a beneficial interest or by which the Company is bound; (ii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business (collectively, "Laws"), except where such violation(s) would not, singly or in the aggregate, result in a Material Adverse Effect; or
(iii) have any effect on any permit, certification, registration, approval, consent, license or franchise (collectively, "Permits") necessary for the Company to own or lease and operate any of its properties or to conduct its business, except for such effects as would not, singly or in the aggregate, have a Material Adverse Effect. No consent, permit, approval, authorization, order of, or filing with, any court or governmental authority or any other third party is required to consummate the transactions contemplated by this Subscription Agreement.

6.7  Valid Issuances.  The Common and Preferred B Stock, when issued and delivered in accordance with the terms of this
Subscription Agreement, will be duly and validly issued.    The
holders of the Common and Preferred B Stock will not be subject to personal liability by reason of being such holders and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

6.8 No Right to Purchase. The issuance of the Common Stock will not give any holder of any of the Company's outstanding shares of Common Stock or warrants (i) the right to purchase any additional shares of Common Stock or any other securities of the Company, or (ii) the right to purchase any securities at a reduced price.

6.9 Conduct of Business; Compliance with Law. The Company has all requisite corporate power and authority, and has all necessary Permits, to own or lease its properties and conduct its business, except where the failure to have such Permits would not have a Material Adverse Effect. The Company is not in violation of, and has been operating its business in compliance with all such Permits, except where such noncompliance would not have a Material Adverse Effect. The Company is in compliance with all Laws, except where noncompliance, singly or in the aggregate, would not have a Material Adverse Effect. The Company is not in violation of any term or provision of its certificate of incorporation or by-laws.

6.10 Title to Property; Insurance. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever, except such as would not, singly or in the aggregate, have a Material Adverse Effect. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains such insurance in adequate amounts.

6.11 Employee Matters. The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company by any government Department of Labor or any other governmental agency responsible for the enforcement of employment laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before a Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity. No questions concerning representation exist respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

6.12 Lock-Up Agreements. On the Closing Date, at the Investor's request, the existing restricted stockholders of the Company will execute and deliver a mutually acceptable lockup agreement (the "Lock-Up Agreement") pursuant to which such persons shall agree not to effect public resale of any of their shares of Common Stock of the Company for a period of not less than [six months] from the Closing Date, and thereafter only in percentage amounts as among such persons as shall be mutually agreed to and set forth in the Lock-up Agreement. It is contemplated that the Subject Shares shall either be (i) restricted securities under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or
(ii) exempt from the registration requirements of the Act by reason of such sale qualifying under Regulation S promulgated under the Act.


7.  Investor Representations and Warranties.

Investor Representations. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Stock to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Stock becomes effective. If, prior to the final consummation of the offer and sale of the Stock, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

Information About the Company.

I have been given access to full and complete information regarding the Company including the Company's filings on Form 10-KSB and 10-
QSB under the Securities Exchange Act, and have utilized such access to my satisfaction for the purpose of verifying the information, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the offering of the Stock and the business and operations of the Company and all such questions have been answered to my full satisfaction. I also have been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information and materials regarding the Company that I have reasonably requested. After my reading of the materials about the Company, I understand that there is no assurance as to the future performance of the Company.

I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

Speculative Investment. I am aware that the Stock is a speculative investment that involves a high degree of risk including, but not limited to, the risk of losses from operations of the Company and the total loss of my investment. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Stock and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Stock is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute all or substantially all of my investment portfolio.

Restrictions on Transfer. I understand that (i) none of the shares of Stock have been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company and
(iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. Other than as set forth herein, I acknowledge that there is no assurance that the Company will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon. Furthermore, I agree to furnish the Company with such information regarding myself and the distribution of the securities proposed by me as the Company may request in connection with any registration, qualification or compliance with the Company's registration obligations set forth herein.

Investment Representation. I am purchasing the Stock for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Stock. I understand and agree that the Stock cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. I understand that, except as set forth herein, the Company is under no obligation to register the securities or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend denoting the restrictions on the certificates representing the securities. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time.

Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Stock prior to the determination by the Company of my suitability will not constitute an offer of the Stock until such determination of suitability is made.


8. Indemnification. I hereby agree to indemnify and hold harmless the Company, its respective officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or (b) arise out of or are based upon any breach by me of any representation, warranty or agreement made by me contained herein


9. Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.


10. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in Beverly Hills, California and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of California. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the United States District Court for the Central District of California,
(ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the United States District Court for the Central District of California in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in United States District Court for the Central District of California and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.


11. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.


12. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to:

                  The Ozone Man, Inc.
                  9454 Wilshire Blvd., Penthouse
                  Beverly Hills, CA 90212
                  Attn: Halden Shane, Chief Executive Officer
                  Tel:  (800) 525-1698
                  Fax: (310) 275-2282

With copies to:   Harold Paul LLC
                  PO Box 33812
                  Santa Fe, NM 87594
                  Attn:  Harold W. Paul, Esq.
                  Tel:  (505) 983-2794
                  Fax: (866) 644-7615


13. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.


14. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

15. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Stock.


16. Acceptance of Subscription.  The Company may accept this
Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.




                           SIGNATURE PAGES FOLLOW

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name:_____________________  Name of Joint Investor (if any):____________________

Residence Address:______________________________________________________________

Telephone:  (H)________________  (W)____________________   Fax__________________

Occupation:___________________  Employer:_______________________________________

Business Address:_______________________________________________________________

Send communications to:  __ Home  __ Office  __ E-Mail:_________________________

Age:_______________

Social Security Number:____________________

Check manner in which securities are to be held:

__ Individual Ownership     __ Tenants in Common     __ Joint Tenants with
                                                        Right of Survivorship
                                                        (both parties must sign)

__ Community Property                                __ Other (please indicate)

                                                        ________________________

Amount of Investment:

Number of shares:______________

Corresponding dollar amount: $___________

Accredited Investor Status For Individuals.  (INVESTORS THAT  ARE CORPORATIONS,
LIMITED   LIABILITY   COMPANIES,   PARTNERSHIPS, REVOCABLE  TRUSTS,  IRREVOCABLE
TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO THE ENTITY SIGNATURE PAGE).

     I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

      ____ My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

       ____ If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

      ____       My   individual  or  joint  (together  with  my
                 spouse)  net  worth (including  my  home,  home
                 furnishings     and    automobiles)     exceeds
                 $1,000,000.

     The aggregate value of my assets is approximately $___________.

     My aggregate liabilities are approximately $___________.

     My current and expected income is:

                      YEAR               INCOME

                2008 (Estimated)    $______________

                 2007 (Actual)      $______________

                 2006 (Actual)      $______________

                 2005 (Actual)      $______________

     I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of the Stock.

  ALL INVESTORS MUST SIGN AND                The foregoing subscription is
  PRINT NAME BELOW                           accepted and the Company hereby
                                             agrees to be bound by its terms.
  Signature:___________________________
                                             THE OZONE MAN, INC.
  Print Name:__________________________

  Date:________________________________      By:_____________________________

  Signature:___________________________      Name:___________________________

  Print Name:__________________________      Title:__________________________

  Date:________________________________      Date:___________________________

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity:_________________________________________________________________

Address of Principal Office:____________________________________________________

Telephone:____________________________     Fax:_________________________________

Taxpayer Identification Number:____________________________

Check type of Entity:
 ___  Employee      ___  Limited      ___  General      ___  Individual
      Benefit Plan       Partnership       Partnership       Retirement
      Trust                                                  Account

 ___  Limited       ___  Revocable    ___  Corporation  ___  Other
      Liability          Trust                               (please
      Company                                                indicate)

 ___ Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire must be completed by the person directing the decision for the trust to determine by accredited investor status. Please contact the Company for a copy of such supplemental questionnaire.)


Amount of Investment:

Number of shares:______________

Corresponding dollar amount: $___________

Date of Formation or incorporation:____________   State of Formation:___________

Describe the business of the Entity:

________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.
                                                            Authority for
                                                           this investment
Name                                  Position               (yes or no)

______________________________    ________________    __________________________

______________________________    ________________    __________________________

Accredited Investor Status for Entities.

(a) Check all boxes which apply (IRA Entities can skip this question and go to (b)):

 ____ The Entity was not formed for the specific purpose of investing in the
      Company.
 ____ The Entity has total assets in excess of $5 million dollars.
 ____ For Employee Benefit Plan Trusts Only:  The decision to invest in the
      Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

(b) If you did not check the first two of the three boxes in Question (a) or if the Entity is an Individual Retirement Account, a Self-directed Employee Benefit Plan Trust or an Irrevocable Trust, list the name of each person who:

            owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

            is a grantor for the revocable trust or Individual Retirement Account; or

            is the person making the investment decision for a self-directed Employee Benefit Plan Trust; or

            is the person making the investment decisions for an Irrevocable Trust.

          ___________________________        __________________________

          ___________________________        __________________________

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO THE QUESTIONS FOLLOWING THE SIGNATURE BOX BELOW AND SIGN THE WRITTEN CONFIRMATION IMMEDIATELY FOLLOWING.

   INVESTOR:                                 The foregoing subscription is
                                             accepted and the Company hereby
                                             agrees to be bound by its terms.

   ____________________________________      THE OZONE MAN, INC.
   Signature of Authorized Signatory
                                             By:______________________________

   Name:_______________________________      Name:____________________________

   Title:______________________________      Title:___________________________

   Date:_______________________________      Date:____________________________

Accredited Investor Questions for Entity equity owners and investment decision makers

     (a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (check any boxes that apply):

      ____ My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.

      ____ If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

      ____ My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds
                 $1,000,000.

     (b)  The aggregate value of my assets is approximately $___________.

     (c)  My aggregate liabilities are approximately $___________.

     (d)  My current and expected income is:

                      YEAR               INCOME

                2008 (Estimated)    $______________

                 2007 (Actual)      $______________

                 2006 (Actual)      $______________

                 2005 (Actual)      $______________

I hereby confirm the information set forth above is true and correct in all respects as of the date hereof and will be on the date of the purchase of the Stock and Warrants.

Date:__________________________________      __________________________________
                                             Name: